SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, DC 20549


	FORM 8-K


	CURRENT REPORT PURSUANT
	TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934




	Date of report (Date of earliest event reported)         May 23, 2000

	ROSEVILLE COMMUNICATIONS COMPANY
	(Exact Name of Registrant as Specified in Its Charter)

	California
	(State or Other Jurisdiction of Incorporation)

	0-556                                                         68-0365195
	(Commission File Number)                (IRS Employer Identification No.)

	 211 Lincoln Street, Roseville, California                 95678
	(Address of Principal Executive Offices)                 (Zip Code)

	(916) 786-6141
	(Registrant's Telephone Number, Including Area Code)




	INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On May 23, 2000, Roseville Communications Company issued a press release announcing the settlement of litigation involving its subsidiary Roseville Telephone Company and its participation in Sacramento-Valley Limited Partnership, a California limited partnership providing cellular telephone services. The press release is attached as Exhibit 99 to this Form 8-K.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)	Exhibits

Exhibit 99.  Roseville Communications Company Press Release issued May 23,
2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEVILLE COMMUNICATIONS COMPANY


/s/ Brian H. Strom
(Registrant)

Date 	May 23, 2000
By        /s/ Brian H. Strom
President and Chief Executive Officer

EXHIBIT INDEX


99.	Roseville Communications Company Press Release issued May 23, 2000.


FOR IMMEDIATE RELEASE			Contact:	Brian Strom
May 23, 2000			 			President and CEO
								916.786.1225



RCC ANNOUNCES SETTLEMENT OF
PARTNERSHIP LITIGATION

ROSEVILLE, CA - Roseville Communications Company, the parent company of Roseville Telephone Company ("RTC"), announced today that RTC has settled its ongoing dispute with AirTouch Cellular regarding the ownership and operation of Personal Communications Services ("PCS") licenses by RTC's corporate affiliate RCS Wireless. AirTouch Cellular is the general partner of Sacramento-Valley Limited Partnership, a California Limited Partnership (the "Partnership"), which provides cellular telephone service in portions of Northern California and Nevada. RTC owns a 23.472% limited partnership interest in the Partnership.

Beginning in July 1998, there were a series of communications between various partners regarding the ownership by the partners' affiliates of PCS licenses and whether such ownership caused the partners to be in violation of the Partnership Agreement. In March 1999, RTC filed an action against AirTouch in the United States District Court for the Eastern District of California requesting declaratory and injunctive relief and other remedies, to which AirTouch answered and filed counterclaims against RTC.

To resolve the dispute and related litigation, all of the partners of SVLP have executed an amendment to the Partnership Agreement which provides generally that RCS Wireless can continue to own and operate the PCS licenses without causing RTC to be in violation of the Partnership Agreement, subject to the understanding that RTC will have restricted access to the Partnership's
competitively sensitive information.   Brian Strom, President and Chief
Executive Officer of Roseville Communications Company commented: "We are glad after nearly two years of discussions and litigation to have this matter behind us so that we can focus our attention exclusively on the continuing growth and development of all of the Company's operations."

# # #

Roseville Communications Company is a holding company with subsidiaries operating in the communications services industry. The company's principal operating subsidiary, Roseville Telephone Company has provided telecommunications services in the greater Roseville area for 86 years with its primary service area encompassing the communities of Roseville, Granite Bay, Citrus Heights and Antelope. Other subsidiaries of RCC include RCS Directories, RCS Internet, RCS Wireless and Roseville Long Distance.

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